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                                  EXHIBIT 99.2

              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of Power Technology, Inc. (the "Company") for the fiscal year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Treasurer, Secretary and principal financial officer of the Company hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Power Technology, Inc.

Dated: May 14, 2003


                                           By: /s/ Lee A. Balak
                                           -------------------------------------
                                                 Lee A. Balak
                                                 President, Treasurer, Secretary
                                                 and Principal Financial and
                                                 Accounting Officer